Exhibit 32.0

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fraternity Community Bancorp, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

November 12, 2013	By:	/s/ Thomas K. Sterner
		Name:	Thomas K. Sterner
		Title:	Chairman of the Board and Chief Executive Officer

November 12, 2013	By:	/s/ Michelle L. Miller
		Name:	Michelle L. Miller
		Title:	Chief Financial Officer